UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 4, 2025
PORCH GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39142	84-2587663
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

411 1st Avenue S., Suite 501
Seattle, Washington	98104
(Address of principal executive offices)	(Zip Code)
(855) 767-2400
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001	PRCH	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment (defined below) corrects downward the number of performance-based restricted stock units at target (“PRSUs”) and restricted stock units (“RSUs”) issued by Porch Group, Inc. (the “Company”) on April 4, 2025 (the “Original Grant Date”), which results in a reduction of equity awards issued under the 2025 long-term incentive program to each named executive officer of the Company. Subsequent to the Original Grant Date, the Company identified an inadvertent calculation error related to the 60-trading day volume-weighted average price (“VWAP”) of a share of common stock of the Company ending on March 31, 2025, which was used to calculate the number of PRSUs and RSUs issued on the Original Grant Date. On June 25, 2025 (the “Grant Date”), the Compensation Committee (the “Compensation Committee”) of the Board of Directors of the Company approved the cancellation of the equity awards issued to the named executive officers on the Original Grant Date and the issuance of new equity awards reflecting the corrected VWAP, as described below. This correction has no impact on previously published Company financial statements.
This Amendment solely relates to the equity awards issued to each named executive officer for the 2025 long-term incentive program. There are no changes to any other prior equity awards issued by the Company, including the equity awards issued in 2024 as described in the proxy statement for the Company’s completed 2025 annual meeting of stockholders that related to the recent Say-on-Pay proposal.
This Amendment No. 1 on Form 8-K/A (this “Amendment”) amends the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on April 8, 2025 (the “Original Filing”) to correct the inadvertent calculation error. This Amendment continues to speak as of the date of the Original Filing and should be read in conjunction with such filing. Except as amended herein, the Original Filing (including exhibits filed therewith) remains accurate and in full effect and is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On the Grant Date, the Compensation Committee approved the new equity awards issued under the 2025 long-term incentive program to each named executive officer of the Company (Matthew Ehrlichman, Chief Executive Officer; Shawn Tabak, Chief Financial Officer; and Matthew Neagle, Chief Operating Officer) as follows:
•Mr. Ehrlichman, a revised grant of 873,335 PRSUs and 291,112 RSUs, reflecting a reduction of 156,681 PRSUs and 52,227 RSUs, respectively.
•Mr. Tabak, a revised grant of 125,660 PRSUs and 41,887 RSUs, reflecting a reduction of 22,544 PRSUs and 7,514 RSUs, respectively.
•Mr. Neagle, a revised grant of 389,545 PRSUs and 129,848 RSUs, reflecting a reduction of 69,887 PRSUs and 23,296 RSUs, respectively.
Except for the Grant Date and the number of PRSUs and RSUs granted to Messrs. Ehrlichman, Tabak and Neagle, all other terms of the foregoing equity awards remain as disclosed in the Original Filing.

Item 9.01. Financial Statements and Exhibits.
(d)Exhibits.

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PORCH GROUP, INC.

By:
	Name:	Matthew Cullen
	Title:	General Counsel and Secretary
Date: June 27, 2025